BLACKROCK LIQUIDITY FUNDS

BlackRock Liquid Federal Trust Fund

(the “Fund”)

Supplement dated January 21, 2022 to the Penserra Shares Prospectus of the Fund (the “Prospectus”), dated January 21, 2022

Until February 28, 2022, shareholders wishing to place purchase or redemption orders through the Fund’s internet-based trade order system must do so 15 minutes prior to the Fund’s trade deadline currently listed in the Prospectus.

Accordingly, until February 28, 2022, the following sections of the Prospectus are amended:

The section of the Prospectus entitled “Account Information — Purchase of Shares” is amended by deleting the ninth paragraph in its entirety and replacing it with the following:

The Fund will open for business and begin accepting purchase orders at 7:30 a.m. (Eastern time) on any Business Day. The deadline for receipt of purchase orders for the Fund’s Penserra Shares is 2:30 p.m. Eastern time. Purchase orders for Penserra Shares of the Fund placed after 2:15 p.m. Eastern time will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

The section of the Prospectus entitled “Account Information — Redemption of Shares” is amended by deleting the second paragraph in its entirety and replacing it with the following:

The Fund will open for business and begin accepting redemption orders at 7:30 a.m. (Eastern time) on any Business Day. The deadline for receipt of redemption orders for the Fund’s Penserra Shares is 2:30 p.m. Eastern time. Redemption orders for Penserra Shares of the Fund placed after 2:15 p.m. Eastern time will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Shareholders should retain this Supplement for future reference.

PRO-LIQ-PEN-0122SUP